UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2004

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Idenitifcaiton Number)

10065 Old Grove Road, San Diego, California  92131

(Address of principal executive offices, with zip code)

(858) 271-7070

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On September 14, 2004, each of the following individuals adopted a stock trading plan for trading in NuVasive, Inc.’s (“NuVasive”) common stock in accordance with the guidelines specified by the Securities and Exchange Commission’s Rule 10b5-1 under the Securities Exchange Act of 1934: Alexis V. Lukianov, NuVasive’s Chairman, President and Chief Executive Officer; Kevn C. O’Boyle, NuVasive’s Chief Financial Officer; Keith Valentine, NuVasive’s Executive Vice President; Patrick Miles, NuVasive’s Vice President, Marketing; and G. Bryan Cornwall, NuVasive’s Vice President, Research and Development.  Each of these individuals will file Forms 4 evidencing sales under their stock trading plan as required under Section 16 of the Securities Exchange Act of 1934.  This type of trading plan allows a corporate insider to gradually diversify holdings of company stock while minimizing any market effects of such trades by spreading them out over an extended period of time and eliminating any market concern that such trades were made by a person while in possession of material nonpublic information. Consistent with Rule 10b5-1, NuVasive’s insider trading policy permits personnel to implement Rule 10b5-1 trading plans provided that, among other things, such personnel are not in possession of any material nonpublic information at the time they adopt such plans.

Pursuant to the stock trading plan adopted by Mr. Lukianov, the sale of up to 130,000 shares of NuVasive’s common stock currently held by him or issuable upon the exercise of stock options may occur.  Pursuant to the stock trading plan adopted by Mr. O’Boyle, the sale of up to 67,000 shares of NuVasive’s common stock currently held by him or issuable upon the exercise of stock options may occur.  Pursuant to the stock trading plan adopted by Mr. Valentine, the sale of up to 120,000 shares of NuVasive’s common stock currently held by him or issuable upon the exercise of stock options may occur.  Pursuant to the stock trading plan adopted by Mr. Miles, the sale of up to 92,500 shares of NuVasive’s common stock currently held by him or issuable upon the exercise of stock options may occur.  Pursuant to the stock trading plan adopted by Mr. Cornwall, the sale of up to 16,000 shares of NuVasive’s common stock currently held by him or issuable upon the exercise of stock options may occur.

Under each of these plans, the plan’s agent will undertake to sell specified numbers of shares each month if the stock trades above certain prearranged minimum prices.  The individual stockholder will have no control over the timing of any sales under the plan and there is no assurance that any shares will be sold.  Sales under each plan will take effect in December 2004 and continue for one year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: September 14, 2004	By:	/s/	KEVIN C. O’BOYLE
Kevin C. O’Boyle
Chief Financial Officer